Noncontrolling Interests [Text Block]	12 Months Ended
Mar. 31, 2015
Noncontrolling Interests [Text Block]
20.	NONCONTROLLING INTERESTS

Deconsolidation of Subsidiaries

The gains and losses due to deconsolidation of subsidiaries were recognized under “Other non-interest income” and “Other non-interest expenses,” respectively, in the accompanying consolidated statements of income. The amount of net losses was ¥17,585 million for the fiscal year ended March 31, 2013, the amount of net gains was ¥3,142 million for the fiscal year ended March 31, 2014 and the amount of net losses was ¥22,736 million for the fiscal year ended March 31, 2015, respectively.

Changes in MUFG’s Ownership Interests in Subsidiaries

The following table presents the effect on MUFG’s shareholders’ equity from changes in ownership of subsidiaries resulting from transactions with the noncontrolling interest shareholders during the fiscal years ended March 31, 2013, 2014 and 2015:

	2013	2014	2015
	(in millions)
Net income attributable to Mitsubishi UFJ Financial Group	¥1,069,124	¥1,015,393	¥1,531,127
Transactions between Mitsubishi UFJ Financial Group and the noncontrolling interest shareholders:
Purchase of shares of Mitsubishi UFJ Merrill Lynch PB Securities Co., Ltd. from noncontrolling interest shareholders (Note 2)	(30,655)	—	—
Reorganization of Mitsubishi UFJ Morgan Stanley PB Securities Co., Ltd. (Note 2)	—	13,839	—
Integration of BTMU’s Bangkok Branch with Krungsri (Note 2)	—	—	(15,269)
Other	(412)	204	484

Net transfers from (to) the noncontrolling interest shareholders	(31,067)	14,043	(14,785)

Change from net income attributable to Mitsubishi UFJ Financial Group and transactions between Mitsubishi UFJ Financial Group and the noncontrolling interest shareholders	¥1,038,057	¥1,029,436	¥1,516,342